SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 6, 1998





                          FIRST SHENANGO BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Pennsylvania              0-21076                         25-1698967
----------------------------    --------------            ----------------------
(State or other jurisdiction    (SEC File No.)                (IRS Employer
     of incorporation)                                    Identification Number)


  25 North Mill Street, New Castle, Pennsylvania                    16101
  ----------------------------------------------                    -----
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code: 724-654-6605
                                                    ------------


                                 Not Applicable
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events

         The Registrant signed a definitive merger agreement (the "Agreement") with FirstFederal Financial Services Corp. ("FirstFederal") dated February 6, 1998, for the acquisition of all of the outstanding common stock of the Registrant. Shareholders of the Registrant will receive 1.143 shares of common stock of FirstFederal for each share of common stock of the Registrant they own. The Registrant issued a joint press release on February 9, 1998 announcing the signing of the Agreement.

         Consummation of the acquisition is subject to several conditions, including receipt of applicable regulatory approval and approval by the shareholders of the Registrant and FirstFederal.

         A copy of the Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits



Exhibit 2 -- Merger Agreement dated February 6, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST SHENANGO BANCORP, INC.



Date:  February 25, 1998            By:   /s/Francis A. Bonadio
                                          --------------------------------------
                                          Francis A. Bonadio
                                          President and Chief Executive Officer